[Logo omitted]

                         The First Philippine Fund Inc.

                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2002

                                                                January 31, 2003

Dear Shareholder:

    The second half of 2002 was another trying period for the Philippine stock market. In this period, the Philippine composite index ("Phisix") declined by 16.42% in US-dollar terms behind a myriad of concerns. A gaping budget deficit, political gridlock resulting in delays in key reforms, rising regulatory risk, and peace and order concerns all contributed to weak investor sentiment and thin trading volumes in the stock market. Sagging business confidence was evident in sluggish investment figures and lending growth.

    The concerns that plagued the market were not confined to the Philippines, however. Stock markets around the world were pressured by the uncertainty of economic growth in the United States and Europe, restructuring worries in Japan, high-profile corporate scandals, rising oil prices, the threat of global terrorism and jitters over a possible war in Iraq. The Phisix closed the year 2002 lower by 15.37% in US-dollar terms, erasing the slight positive return it achieved in the first half of the year.

    The First Philippine Fund Inc. (the "Fund") replicated the performance of its benchmark, the Phisix, in the second half of 2002. The Fund's per share net asset value (NAV) declined 16.56% over this period to $2.67 on December 31, 2002. For the full year 2002, however, the Fund significantly outperformed its benchmark by over 2%, with a full year NAV decline of only 13.31%. The Fund's share price closed at $2.24 on December 31, 2002, declining by 12.84% and by 21.13% in the full year and second half of 2002, respectively.


MARKET POSITIVES IGNORED

    The stock market's performance hardly reflected the surprising economic growth achieved by the Philippines in the past year. The country's gross domestic product (GDP) rose 4.6% and its gross national product (GNP) grew 5.2% in 2002. This economic growth is the strongest recorded since the Asian financial crisis in 1997 and exceeded the high end of official and consensus forecasts.

    Industry was buoyed by increased production in mining and quarrying as well as a rebound in private construction for housing and shopping malls. Services continued to benefit from the deregulation of the telecommunications sector. Trade continued to be propped up by strong consumer demand. Even agriculture turned in positive growth despite the adverse impact of El Nino on certain crops. On the demand side, robust private consumption and a recovery in exports, especially in the fourth quarter of 2002, underpinned growth.

    The government gives credit to its policies that have created a stable macroeconomic environment. Inflation was stable throughout the past year, interest rates were significantly lower than in the previous year, and tariff rates were reduced. The government forecasts that, with continuation of stability, growth will be sustained in 2003 in the area of 4.2-5.2% for GDP and 4.5-5.4% for GNP.

    Another positive was the fact that corporate earnings also grew, albeit modestly, in 2002, after an extended period of restructuring to strengthen balance sheets and improve cash flows. While the earnings gains came largely from telecommunications and food companies, the profits of cyclical companies appear to have bottomed last year.


A SURPRISE TO START THE NEW YEAR

    At the end of 2002, President Gloria Macapagal-Arroyo herself delivered a surprise announcement. In response to criticism that her administration was too preoccupied with political concerns and had lost focus on key economic reforms, the President abandoned plans to run in the 2004 presidential election. The general public appeared to approve of the move, ushering in a new year with hopes that policy-making would be "de-politicized" and that major challenges - such as the budget deficit, tax reform, and peace and order - would be more forcefully addressed.

    For 2003, we are hopeful that, freed from political distraction, President Macapagal-Arroyo and her government can achieve meaningful political and economic reform. Her year-end pronouncement lifted the market in early January. However, sustaining the rally requires concrete achievements.

    With the global and domestic outlook still rife with uncertainties at this time, the Fund will remain defensive as usual. We will continue to remove illiquid and smaller holdings and focus only on liquid names. Within these liquid names, we will shift out of more expensive stocks and seek to take advantage of undervalued situations. We will favor companies with quality management, resilient, if not growing, earnings (such as telecommunication and consumer companies), and solid leadership positions in their industry. The Fund will also continue with its share repurchase program.

    Thank you once again for your continued support.




                                        Sincerely yours,

                                        /S/Signature

                                        Lilia C. Clemente
                                        DIRECTOR, PRESIDENT & CEO

                                        /S/Signature

                                        Joaquin G. Hofilena
                                        VICE PRESIDENT AND PORTFOLIO MANAGER

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)



                                                                             Number of Shares        Value
---------------------------------------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES (99.4%)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (96.6%)
CONGLOMERATES (12.7%)
    Aboitiz Equity Ventures, Inc.                                                17,200,000     $     729,936
    Ayala Corp. - A                                                              30,364,323         2,451,770
    Benpres Holdings Corp. (c)                                                   29,109,700            60,128
    Metro Pacific Corp. (c)                                                      15,550,000            46,719
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,288,553
---------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/ENGINEERING (1.0%)
    DMCI Holdings, Inc. (c)                                                      25,604,000            67,311
    Union Cement Corp. (c)                                                       22,038,041           186,223
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      253,534
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (12.4%)
    Bank of the Philippine Islands                                                2,014,881         1,267,482
    Bankard, Inc. (c)                                                             6,470,000            97,195
    Equitable PCI Bank, Inc. (c)                                                  1,066,000           540,466
    Metropolitan Bank & Trust Co. (c)                                             2,197,000         1,299,536
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,204,679
---------------------------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE (27.9%)
    Del Monte Pacific Ltd. (b)                                                    2,400,000           594,981
    Jollibee Foods Corp.                                                          3,190,545         1,093,391
    La Tondena Distillers, Inc.                                                   1,237,800           813,516
    San Miguel Corp. - A                                                          3,845,086         4,332,166
    Universal Robina Corp.                                                        6,778,200           385,024
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    7,219,078
---------------------------------------------------------------------------------------------------------------------------
MEDIA (3.1%)
    ABS-CBN Broadcasting Corp. PDR (c)(e)                                         2,649,900           808,594
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      808,594
---------------------------------------------------------------------------------------------------------------------------
PORT OPERATIONS (1.3%)
    International Container Terminal Services, Inc.                               7,643,750           347,352
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      347,352
---------------------------------------------------------------------------------------------------------------------------
REAL ESTATE DEVELOPMENT (20.8%)
    Ayala Land, Inc.                                                             26,589,585         2,271,803
    Belle Corp. (c)                                                               5,900,008            38,777
    Filinvest Land, Inc. (c)                                                     59,731,873           930,962
    SM Prime Holdings, Inc.                                                      24,100,000         2,149,604
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    5,391,146
---------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (1.5%)
    Ionics, Inc.                                                                  2,165,000            39,028
    SPI Technologies, Inc. (c)                                                    1,585,532           349,833
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      388,861
---------------------------------------------------------------------------------------------------------------------------

                See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS (CONT'D)
DECEMBER 31, 2002 (UNAUDITED)


                                                                             Number of Shares        Value
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (14.5%)
    Digital Telecommunications Philippines, Inc. (c)                             20,200,000    $      151,726
    Globe Telecommunications, Inc. (c)                                              145,000         1,218,453
    Philippine Long Distance Telephone Co. ADR (c)(d)                               475,020         2,389,351
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,759,530
---------------------------------------------------------------------------------------------------------------------------
UTILITIES (1.4%)
    Manila Electric Co. - A (c)                                                   2,257,600           347,623
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      347,623
---------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $59,153,477)                                                                            25,008,950
---------------------------------------------------------------------------------------------------------------------------

                                                                                        Par
                                                                 Maturity              (000)
---------------------------------------------------------------------------------------------------------------------------
BOND (2.8%)
    Bacnotan Consolidated Industries, Inc., 5.50%
     (Cost $1,750,000)                                           06/21/04           $1,750            735,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
     (Cost $60,903,477)                                                                            25,743,950
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (0.6%)
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.4%)
    The Societe Generale Group, 1.22%                            01/02/03               100           100,000
---------------------------------------------------------------------------------------------------------------------------
CALL DEPOSIT (0.2%)
    BBH Grand Cayman Call Deposit                                                        55            55,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES
     (Cost $155,000)                                                                                  155,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100%)
     (Cost $61,058,477) (a)                                                                     $ 25,898,950
                                                                                                ------------
(a) Aggregate cost for Federal income tax purposes is $61,058,477. Aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
         Excess of market value over tax cost                                                   $   2,403,654
         Excess of tax cost over market value                                                     (37,563,181)
                                                                                                 ------------

                                                                                                 $(35,159,527)
                                                                                                 ------------

(b) Singapore security - 2.3% of total investments.
(c) Non-income producing security.
(d) ADR - American Depository Receipt.
(e) PDR - Philippine Depository Receipt.

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                                               December 31, 2002
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value (Cost $61,058,477) ..............................................            $ 25,898,950
Cash .................................................................................                     705
Foreign Currency value (Cost $282,923) ...............................................                 282,951
Receivable for securities sold .......................................................                  20,383
Dividends receivable .................................................................                  52,554
Interest receivable ..................................................................                  51,175
Prepaid expenses .....................................................................                   7,878
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS .........................................................................              26,314,596
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for treasury stock repurchased ...............................................                  15,045
Advisory fee payable .................................................................                  42,069
Accrued expenses payable .............................................................                  50,881
---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES ....................................................................                 107,995
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   (applicable to 9,832,800 common shares outstanding) ...............................            $ 26,206,601
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   ($26,206,601/9,832,800) ...........................................................                   $2.67
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital Stock Issued ..............................................................          $      112,250
   Paid-in Capital ...................................................................             119,167,739
   Cost of 1,392,200 shares held in treasury .........................................              (4,132,006)
   Accumulated net investment loss ...................................................                (244,579)
   Accumulated net realized loss on investments ......................................             (53,537,583)
   Net unrealized depreciation on investments, foreign currency holdings
    and other assets and liabilities denominated in foreign currency .................             (35,159,220)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................................................            $ 26,206,601
---------------------------------------------------------------------------------------------------------------------------

                                                                                      For the Six Months Ended
STATEMENT OF OPERATIONS                                                          December 31, 2002 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of taxes $69,404) ..................................................            $    218,041
   Interest (net of taxes $1,212) ....................................................                  57,101
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME ..............................................................                 275,142
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee ...........................................................                 147,248
   Trustee fee .......................................................................                  75,617
   Administration fee ................................................................                  62,913
   Legal fee .........................................................................                  75,099
   Custodian fee .....................................................................                  32,388
   Audit fee .........................................................................                  18,901
   Directors fee .....................................................................                  23,505
   NYSE Listing fee ..................................................................                  15,802
   Printing ..........................................................................                  16,035
   Insurance .........................................................................                   5,664
   Transfer agent fee ................................................................                   4,083
   Miscellaneous .....................................................................                  42,466
---------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES .......................................................................                 519,721
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS ..................................................................                (244,579)
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS
   AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES: Net
   realized loss on:
    Security transactions ............................................................              (3,116,536)
    Foreign currency transactions ....................................................                 (10,298)
   Net change in unrealized appreciation (depreciation):
    Investments ......................................................................              (2,133,863)
    Foreign currency holding and other assets and liabilities denominated in foreign
      currency .......................................................................                     261
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized losses on investments, foreign currency holdings
    and other assets and liabilities denominated in foreign currency .................              (5,260,436)
---------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................             $(5,505,015)
---------------------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.

                                                                                   For the
                                                                          Six Months Ended             For the
                                                                         December 31, 2002          Year Ended
STATEMENT OF CHANGES IN NET ASSETS                                             (Unaudited)       June 30, 2002
---------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
   Operations:
    Net investment loss ..............................................       $   (244,579)       $    (514,599)
    Net realized loss on security transactions .......................         (3,116,536)          (2,512,427)
    Net realized gain (loss) on foreign currency transactions ........            (10,298)               3,745
    Net change in unrealized depreciation on investments,
       foreign currency holdings and other assets and liabilities
       denominated in foreign currency ...............................         (2,133,602)          (3,750,236)
---------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations ..............         (5,505,015)          (6,773,517)
---------------------------------------------------------------------------------------------------------------------------
   Capital share transactions:
    Shares repurchased ...............................................           (911,171)          (2,930,465)
---------------------------------------------------------------------------------------------------------------------------
   Total decrease in net assets ......................................         (6,416,186)          (9,703,982)
---------------------------------------------------------------------------------------------------------------------------
   Net assets:
    Beginning of period ..............................................         32,622,787           42,326,769
---------------------------------------------------------------------------------------------------------------------------
    End of period (including accumulated net investment loss of
       ($244,579) and $0, respectively) ..............................        $26,206,601          $32,622,787
===========================================================================================================================

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                      For the Six
                                                     Months Ended                 For the Year Ended June 30,
                                                  December 31, 2002 -------------------------------------------------------
                                                      (Unaudited)   2002        2001       2000       1999         1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ................   $  3.20    $  3.80    $  5.24    $  9.73    $   6.51      $ 16.61
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss ..............................     (0.03)     (0.05)     (0.03)     (0.06)      (0.07)       (0.06)
   Net realized and unrealized gains (losses) on
    investments, foreign currency holdings and other
    assets and liabilities denominated in foreign
    currencies ......................................     (0.62)     (0.65)     (1.56)     (4.43)       3.29       (10.04)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations ..     (0.65)     (0.70)     (1.59)     (4.49)       3.22       (10.10)
---------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
   Distributions from net realized long-term gains ..        --         --         --         --          --           --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS ...................        --         --         --         --          --           --
---------------------------------------------------------------------------------------------------------------------------
SHARES REPURCHASED
   Effect of shares repurchased .....................      0.12       0.10       0.15         --          --           --
---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net asset value ...........     (0.53)     (0.60)     (1.44)     (4.49)       3.22       (10.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of  period .....................   $  2.67    $  3.20    $  3.80    $  5.24    $   9.73      $  6.51
---------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ...............   $  2.24    $  2.84    $  3.19    $  4.06    $   8.63      $  5.75
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
   Based on market value* ...........................    (21.13)%***(10.97)%   (21.43)%   (52.90)%     50.00%      (58.18)%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ................   $26,207    $32,623    $42,327    $58,799    $109,256      $73,068
Ratios to average net assets:
    Operating expenses ..............................      3.53%**    3.00%      2.38%      1.88%       2.07%        1.91%
    Net investment loss .............................     (1.66)%**  (1.41)%    (0.71)%    (0.86)%     (1.02)%      (0.68)%
Portfolio turnover ..................................      2.57%      3.04%     34.71%     14.37%      16.26%       23.10%
---------------------------------------------------------------------------------------------------------------------------

  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges and brokerage commissions.

 ** Annualized

*** Not Annualized

                 See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002 (UNAUDITED)

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any recent sales, at the mean between the current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities for which market values are not readily available are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost.

     2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded at the time when the related income is recorded.

     3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the six months ended December 31, 2002, no U.S. Federal income or excise tax provision was required.

         The Fund has a capital loss carry forward in the amount of $48,194,629, of which $466,990, $7,894,664, $8,691,344, $26,411,868 and $4,729,763
         are available as a reduction of future net capital gains distributed and expire in the years ended 2005, 2007, 2008, 2009 and 2010 respectively. It is uncertain whether the Fund will realize these benefits before they expire.

     4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (I) market value of investment securities and other assets and liabilities at the Philippine peso exchange rate per the Philippine Dealing System at the valuation date; and

         (II) purchases and sales of investment securities, income and expense at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

         The Fund does not generally isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

         Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002 (CONT'D) (UNAUDITED)



         The change in unrealized appreciation/depreciation of foreign currency holdings and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

         Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

     5. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

         The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

     6. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investment in the repurchase agreements. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B. MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the six months ended December 31, 2002, the Investment Adviser earned $147,248 from the Fund, of which $42,069 was payable to the Investment Adviser at December 31, 2002.

     PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an annual rate of 0.35% of the Fund's average weekly net assets. For the six months ended December 31, 2002, the Investment Adviser paid $51,537 to the Philippine Adviser.

     Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of 0.15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the six months ended December 31, 2002, the Trustee earned fees of $75,617, of which $37,414 was payable to the Trustee at December 31, 2002.

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002 (CONT'D) (UNAUDITED)



     PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of 0.10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the six months ended December 31, 2002, the Administrator earned fees of $62,913, of which $20,857 was payable to the Administrator at December 31, 2002.

     The Fund pays each of its Directors who is not a director, officer or employee of the Investment Adviser, the Philippine Adviser or the Trustee an annual fee of $8,000 plus $750 for each meeting of the Board or of a committee of the Board attended in person plus certain out-of-pocket expenses. Directors' fees payable at December 31, 2002 were $13,005, which were included in accrued expenses.

C. CAPITAL STOCK

     The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 9,832,800 shares outstanding at December 31, 2002, the Investment Adviser owned 6,000 shares.

D. SHARE REPURCHASE PROGRAM

     On May 4, 2001, the Fund commenced a share repurchase program for the purpose of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through December 31, 2002, the Fund repurchased 1,392,200 shares or 12.40% of its Common Stock at an average price per share of $2.86 and an average discount of 10.81% from net asset value per share. For the six months ended December 31, 2002, the Fund repurchased 355,500 shares or 3.16% of its Common Stock at an average price per share of $2.51 and an average discount of 11.83% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives subject to review by the Board of Directors.

E. PORTFOLIO ACTIVITY

     Purchases and sales of securities, other than short-term obligations, aggregated $725,546 and $1,186,492, respectively, for the six months ended December 31, 2002.

F. OTHER

     The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the Fund to be invested in the Philippine securities markets, which ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

     There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

     At December 31, 2002, 98.2% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

REPORT OF THE FUND'S ANNUAL MEETING (UNAUDITED)



     The Fund held its annual meeting on October 31, 2002. At the meeting, the shareholders voted to elect three Class III directors for a three year term:
Lilia C. Clemente, Roberto de Ocampo and Joseph A. O'Hare, S.J. The shareholders also voted to consider ratifying the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending June 30, 2003; to consider and act upon a proposal to liquidate all the assets of the Fund and dissolve the Fund; and to transact such other business as may properly come before the meeting or any adjournments thereof. The results of the voting were as follows:

                                                                                                 ABSTENTIONS
                                                                                                 AND BROKER
                                                      FOR            AGAINST        WITHHELD      NON-VOTES
---------------------------------------------------------------------------------------------------------------------------
Lilia C. Clemente                                 6,014,329                          994,735
Roberto de Ocampo                                 6,070,740                          938,324
Joseph A. O'Hare, S.J.                            6,070,620                          938,444
Ratification of PricewaterhouseCoopers LLP        6,352,720          558,067                         98,276
Proposal to Liquidate and Dissolve the Fund       1,437,259        1,838,399                         36,226
Approval to transact such business as may
    properly come before the meeting              5,923,849          905,076                        180,134

SUMMARY OF THE FUND'S DIVIDEND REINVESTMENT PLAN (UNAUDITED)




     The following is a summary of the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders may participate in the Plan by completing an enrollment card available from American Stock Transfer & Trust Company (the "Plan Agent"), and forwarding it to the address below.

     The Fund intends to distribute to shareholders, at least annually, its net investment income from dividends and interest and, to the extent necessary, its net realized capital gains. Pursuant to the Plan, shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan.

     If the directors of the Fund declare a dividend from net investment income or a capital gains distribution payable either in the Fund's Common Stock or in cash, participants in the Plan will receive shares of Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then the Fund will issue such new shares at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the next preceding trading day. If the net asset value exceeds the market price of the Fund shares at such time or if the Fund should declare a dividend or distribution payable only in cash, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund valued at the market price on the valuation date. The Fund may not issue shares below net asset value. Accordingly, the Plan Agent, as agent for the participants, will use the amount of the distribution to purchase Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or in any event within 30 days after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information for personal tax records. The Plan Agent will provide such confirmations to banks, brokers or nominees which hold shares for others and who are certified by the shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 30 days written notice to all shareholders. Participants may terminate participation in the Plan any time upon giving written notice 30 days prior to the applicable dividend or distribution payment date. Additional information about the Plan may be obtained by writing American Stock Transfer & Trust Company (the Plan Agent) at 59 Maiden Lane, New York, NY 10007, Attention Shareholder Services: The First Philippine Fund Inc.

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


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

DIRECTORS AND OFFICERS

Lilia C. Clemente
DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER
Leopoldo M. Clemente, Jr.
DIRECTOR, EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR
Roberto de Ocampo
DIRECTOR
John Anthony B. Espiritu
DIRECTOR
Joseph A. O'Hare, S.J.
DIRECTOR
Stephen J. Solarz
DIRECTOR
Flor Gozon Tarriela
DIRECTOR
Santiago S. Cua, Jr.
EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR
Joaquin G. Hofilena
VICE PRESIDENT AND TREASURER
Imelda Singzon
VICE PRESIDENT
Maria Distefano
ASSISTANT SECRETARY

EXECUTIVE OFFICES


152 West 57th Street, New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700 or access http://www.clementecapital.com.
For shareholder account inquiries, call 1-800-937-5449.)


INVESTMENT ADVISER
Clemente Capital, Inc.


ADMINISTRATOR
PFPC Inc.


TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company


CUSTODIAN
Brown Brothers Harriman & Co.


LEGAL COUNSEL
Fulbright & Jaworski L.L.P.


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

                               SUMMARY OF GENERAL
                                   INFORMATION


THE FUND
     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.


SHAREHOLDER INFORMATION
     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.


DIVIDEND REINVESTMENT PLAN
     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.